Income Tax Provision	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Tax Provision

Note 11 – Income Tax Provision

	As of December 31, 2012	As of December 31, 2011
Deferred tax assets:
Net operating tax carry forwards	$1,762,202	$-0-
Tax rate	34%	34%
Gross deferred tax assets	599,149	-0-
Valuation allowance	(599,149)	-0-

Net deferred tax assets	$-0-	$-0-

Realization of deferred tax assets is dependent upon sufficient future taxable income during the period that deductible temporary differences and carryforwards are expected to be available to reduce taxable income. As the achievement of required future taxable income is uncertain, the Company recorded a full valuation allowance.

As of December 31, 2012, the Company has net operating loss carryforwards of approximately $1,762,202. Net operating loss carryforwards expires follows:

Year	Amount
December 31, 2032	$1,762,202